FAIR VALUE PRESENTATION	6 Months Ended
May 31, 2014
FAIR VALUE PRESENTATION [Text Block]

NOTE 2 — FAIR VALUE PRESENTATION

The fair value measurement guidance clarifies that fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. It establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under the fair value measurement guidance are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical assets or liabilities;

Level 2 — Quoted prices in markets that are not active, or inputs that are observable, either directly or indirectly, for substantially the full term of the asset or liability;

Level 3 — Prices or valuation techniques that require inputs that are both significant to the fair value measurement and unobservable (supported by little or no market activity).

As of May 31, 2014, the assets or liabilities measured at Level 3 fair value comprise of warrants which are subject to exercise price adjustment (see Note 6a). In determining fair value, the Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible.

The fair value of each of the warrants described in Note 6a is determined by using a Monte Carlo type valuation model based on a risk neutral approach. The model takes as an input the estimated future dates when new capital will be raised, and builds a multi-step dynamic model. The first step is to model the risk neutral distribution of the share value on the new issuance dates. Then for each path to use the Black-Scholes valuation model to estimate the value of the warrants on the last issuance date including all the changes in exercise price and quantity along this path. The significant unobservable input used in the fair value measurement is the future expected issuance dates .

Significant delay in this input would result a higher fair value measurement.

The following table presents the assumptions which were used for the model as of May 31, 2014:

Fair value of shares of common stock	$0.50
Expected volatility	95%
Risk free interest rate	0.06%
Expected term (years)	0.5 - 1.3
Expected dividend yield	0%

The following table sets forth certain fair value information at May 31, 2014 and November 30, 2013 for financial liabilities measured at fair value by level.

	Level 3	Total
Warrants which are subject to exercise price adjustment:
May 31, 2014	$556,000	$556,000

November 30, 2013	$1,157,954	$1,157,954

The table below sets forth a summary of the changes in the fair value of the Company’s financial liabilities classified as Level 3 (i.e. warrants) for the six months ended May 31, 2014:

Balance at beginning of period	$1,157,954
Changes in fair value during the period	(601,954)
Balance at end of period	$556,000